UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2010

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wall Street

New York, New York 10286

(Address of principal executive offices, including ZIP code)

(212) 495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 12, 2010, the Board of Directors of The Bank of New York Mellon Corporation (the “Corporation”) amended the By-Laws of the Corporation (the “By-Laws”) to delete provisions which expired on July 1, 2010, which was the third anniversary of the merger of The Bank of New York Company, Inc. and Mellon Financial Corporation, and to make certain conforming amendments. The amended provisions are as follows: Section 11 of Article One; Sections 2, 4, 5 and 11 of Article Two; Sections 2 through 7 and 9 of Article Three; Sections 1 through 3, 9 and 10 of Article Four; and Sections 1 through 4, 6 and 7 of Article Five. A copy of the amendments to the By-Laws are attached as Exhibit 3.1.

Item 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Item No.	Description

3.1	Provisions of Amended and Restated By-Laws of The Bank of New York Mellon Corporation, as amended October 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation

Dated: October 18, 2010	By:	/s/ Arlie R. Nogay
Arlie R. Nogay
Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
3.1	Provisions of The Bank of New York Mellon Corporation By-Laws as amended October 12, 2010.	Filed herewith